Exhibit 10.8.1

EXECUTION VERSION

WAIVER AND FIRST AMENDMENT TO AMENDED AND
RESTATED CREDIT AGREEMENT AND GUARANTY AND COLLATERAL AGREEMENT

This WAIVER AND FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND GUARANTY AND COLLATERAL AGREEMENT (this “Amendment”), dated as of January 30, 2020, is entered into by and among IT GLOBAL HOLDING LLC, a Delaware limited liability company (“IT Global”), 4TH SOURCE LLC a Delaware limited liability company (“4th Source”), AGILETHOUGHT, LLC, a Florida limited liability company (“AgileThought”), AN EXTEND, S.A. de C.V., a sociedad anonima de capital variable incorporated under the laws of Mexico (“AN Extend”), AN EVOLUTION S. DE R.L. DE C.V., a sociedad de responsabilidad limitada de capital variable incorporated under the laws of Mexico (“AN Evolution,” and together with IT Global, 4th Source, AgileThought, and AN Extend, each a “Borrower” and collectively, the “Borrowers”), AN GLOBAL LLC, a Delaware limited liability company (“Intermediate Holdings”), AGILETHOUGHT, INC. (f/k/a AN GLOBAL INC.), a Delaware corporation (“Ultimate Holdings” and together with Intermediate Holdings, the “Holdings Companies”) the other Loan Parties party hereto, the financial institutions party hereto as lenders (together with their respective successors and assigns, the “Lenders”), and MONROE CAPITAL MANAGEMENT ADVISORS, LLC, a Delaware limited liability company (“Monroe Capital”), as Administrative Agent for the Lenders.

RECITALS

WHEREAS, Borrowers, Holdings Companies, the other Loan Parties party thereto, the Lenders party thereto, and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement, dated as of July 18, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, certain Events of Default have occurred and are continuing, and the Borrower has requested that the Lenders waive the Events of Default;

WHEREAS, the Borrowers and Holdings Companies now desire that the Administrative Agent and the Lenders agree to make certain amendments to the Credit Agreement and certain other Loan Documents; and

WHEREAS, the Administrative Agent and the Lenders have agreed to do so, but only on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the matters set forth in the above Recitals and the covenants and provisions herein set forth, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

Section 1. Amendments to Credit Agreement and other Loan Documents. Subject to the effectiveness of this Amendment, including, without limitation, the satisfaction of the conditions of effectiveness set forth in Section 4 below, on the Amendment Effective Date (as defined below) the Credit Agreement is hereby amended as follows:

(a)	The definition of “Permitted Earn-out Payments” set forth in Section 1.1 of the Credit Agreement is hereby amended by adding the following at the end of clause (d) thereof:

“; provided that, solely with respect to the Permitted Earn-out Obligations listed on Schedule 11.1(e) in respect of Extend and Entrepids, cash payments in an aggregate amount to exceed $4,100,000 shall be deemed Permitted Earn-out Payments so long as (w) all such payments are made no later than ten Business Days after the Amendment Effective Date, (x) no Default or Event of Default shall exist both before and after giving effect to any such payments, (y) such payments are funded solely with the cash proceeds of the Second Lien Debt extended on the Amendment Effective Date; and (z) after giving effect to such payments, all Permitted Earn-out Obligations in respect of Extend and Entrepids shall be paid in full and terminated”

(b)	The definition of “Second Lien Debt” set forth in Section 1.1 of the Credit Agreement is hereby amended in its entirety as follows:

““Second Lien Debt” means all Debt owed to the Second Lien Lenders pursuant to the Second Lien Loan Documents, in an amount not to exceed the sum of: $29,100,000; plus the aggregate amount of interest on such Second Lien Debt that has been capitalized or accrued in accordance with the terms of the Second Lien Loan Documents.”

(c)	The definition of “Total Debt” set forth in Section 1.1 of the Credit Agreement is hereby amended in its entirety as follows:

““Total Debt” means, on any date of determination, all Debt of the Consolidated Group on such day, determined on a consolidated basis in accordance with GAAP, but excluding (a) contingent obligations thereof in respect of Contingent Liabilities (except to the extent constituting (i) Contingent Liabilities thereof in respect of Debt of a Person other than any Loan Party, or (ii) Contingent Liabilities thereof in respect of undrawn letters of credit), (b) any Hedging Obligations thereof, (c) Debt of any Borrower to any other Borrower, to the extent subordinated to the Obligations pursuant to the Master Intercompany Note, (d) for avoidance of doubt, Permitted Earn-out Obligations to the extent that the amount thereof is not yet due and payable, and (e) the Second Lien Debt so long as such Debt is subject to the Second Lien Intercreditor Agreement and the outstanding principal amount of such Debt does not, in the aggregate for all Loan Parties and their Subsidiaries, exceed $29,100,000 at any time plus the aggregate amount of interest on such Second Lien Debt that has been capitalized or accrued in accordance with the terms of the Second Lien Loan Documents.”

(d)	Section 1.1 is hereby amended by adding the following definition in its correct alphabetical order:

““Amendment Effective Date” has the meaning set forth in that certain Waiver and First Amendment to Amended and Restated Credit Agreement and Guaranty and Collateral Agreement, dated as of January 30, 2020, by and among the Borrowers, Intermediate Holdings, Ultimate Holdings, the other Loan Parties party thereto, the Lenders and the Administrative Agent.”

(e)	Section 9.4 is hereby amended by replacing each reference therein to “Closing date” with “Amendment Effective Date”.

(f)	Section 9.8 is hereby amended in its entirety as follows:

“9.8 Equity Ownership; Subsidiaries. All issued and outstanding Equity Interests of each Loan Party and Subsidiary thereof are duly authorized and validly issued, fully paid and non-assessable. All issued and outstanding Equity Interests of each Loan Party and Subsidiary thereof are free and clear of all Liens, other than those in favor of Administrative Agent and the Liens of the Second Lien Agent that are subordinated pursuant to the Second Lien Intercreditor Agreement, and all such Equity Interests were issued in compliance with all applicable state and federal laws concerning the issuance of securities. Schedule 9.8 sets forth the authorized Equity Interests of each Loan Party and Subsidiary thereof as of the Amendment Effective Date and the date of each Compliance Certificate (as such Schedule may be supplemented thereby) delivered in connection with financial statements provided pursuant to Section 10.1.1. Schedule 9.8 sets forth the Excluded Foreign Subsidiaries as of the Amendment Effective Date. All of the issued and outstanding Equity Interests of each Loan Party and Subsidiary thereof are owned as set forth on Schedule 9.8 as of the Amendment Effective Date and the date of each Compliance Certificate (as such Schedule may be supplemented thereby) delivered in connection with financial statements provided pursuant to Section 10.1.1, and all of the issued and outstanding Equity Interests of each Subsidiary thereof is, directly or indirectly, owned by Intermediate Holdings, except for the Equity Interests of Anzen Soluciones, S.A. de C.V. of which 93% are directly or indirectly owned by Intermediate Holdings. As of the Amendment Effective Date and the date of each Compliance Certificate delivered in connection with financial statements provided pursuant to Section 10.1.1, except as set forth on Schedule 9.8, there are no pre- emptive or other outstanding rights, options, warrants, conversion rights, or other similar agreements or understandings for the purchase or acquisition of any Equity Interests of any Loan Party or Subsidiary thereof.”

(g)	Section 9.14.1 is hereby amended in its entirety as follows:

“9.14.1 On the Original Closing Date, the Closing Date, the Amendment Effective Date and immediately prior to and after giving effect to the issuance of each borrowing under this Agreement, the issuance of each Letter of Credit and the use of the proceeds thereof, with respect to each Borrower, individually, and the Loan Parties and their Subsidiaries taken as a whole (a) the fair value of its or their assets is greater than the amount of its or their liabilities (including disputed, contingent and unliquidated liabilities) as that value is established and liabilities evaluated in accordance with GAAP, (b) the present fair saleable value of its or their assets is not less than the amount that will be required to pay the probable liability on its or their debts as they become absolute and matured, (c) it is, and they are, able to realize upon its or their assets and pay its or their debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business, (d) it does not, and they do not, intend to, and it does not, and they do not, believe that it or they will, incur debts or liabilities beyond its or their ability to pay as those debts and liabilities mature, and (e) it is not, and they are not, engaged in or about to engage in business or a transaction for which its or their property would constitute unreasonably small capital.”

(h)	Section 9.15 is hereby amended by replacing each reference therein to “Closing date” with “Amendment Effective Date”.

(i)	Section 9.15 is hereby amended by replacing each reference therein to “Mexican Collateral Document” with “Mexican Collateral Agreement”.

(j)	Section 9.33(c) is hereby amended in its entirety as follows:

“The 4th Source Related Transactions comply and will comply with, in all material respects, all applicable legal requirements, and all necessary governmental, regulatory, creditor, shareholder, partner and other material consents, approvals and exemptions required to be obtained by the Loan Parties and their Subsidiaries (and, to each Loan Party’s knowledge, each other party to the 4th Source Related Agreements in connection with the 4th Source Related Transactions) have been obtained and are in full force and effect.”

(k)	Section 9.33 is hereby amended by adding a new Section 9.33(f) as follows:

“(f) The 4th Source Related Transactions were consummated on the Closing date in accordance with the 4th Source Related Agreements.”

(l)	Section 9 is hereby amended by adding a new Section 9.37 as follows:

“Section 9.37 Permitted Original Earn-out Obligations The Permitted Earn-out Obligations listed on Schedule 11.1(e) in respect of Entrepids and Entrepids constitute Permitted Original Earn-out Obligations.”

(m)	Section 11.1(c) of the Credit Agreement is hereby amended in its entirety as follows:

“(c) the Second Lien Debt (and any refinancing thereof to the extent permitted under the Second Lien Intercreditor Agreement), so long as such Debt is subject to the Second Lien Intercreditor Agreement and the outstanding principal amount of such Debt does not, in the aggregate for all Loan Parties and their Subsidiaries, exceed $29,100,000 plus the aggregate amount of interest on the Second Lien Debt that has been capitalized or accrued in accordance with the terms of the Second Lien Loan Documents;”

(n)	Section 11.14 (b) of the Credit Agreement is hereby amended by replacing the word “and” at the end of clause (v) thereof with a comma, and by adding the following new clause (vii):

“and (vii) in the case of Ultimate Holdings, incurring Contingent Liabilities permitted by Section 11.1(i),”

(o)	Section 13.1 of the Credit Agreement is hereby amended by adding a new Section

13.1.14 as follows:

“13.1.14 Entrepids and Extend Earn-out Obligations. (a) The Permitted Earn-out Obligations listed on Schedule 11.1(e) in respect of Entrepids shall not have been paid in full on by February 3, 2020; or (b) the Permitted Earn-out Obligations listed on Schedule 11.1(e) in respect of Entrepids shall not have been paid in full by February 13, 2020.”

(p)	each reference to “AN Global Inc.” in the Loan Documents is hereby amended to “AgileThought, Inc. (f/k/a AN Global Inc.)”;

(q)	Schedule 9.8 and Schedule 9.25 of the Credit Agreement and Schedule 3 of the Guaranty and Collateral Agreement are each hereby amended in its entirety pursuant to the corresponding Schedules set forth in Annex I hereto;

(r)	Item 6 of Schedule 10.13 of the Credit Agreement is hereby amended by adding the following at the end thereof:

“, provided that such powers of attorney of Tarnow Investment, S.L. shall be furnished no later than 30 days after the Amendment Effective Date.”

Section 2. Waiver. Ultimate Holdings changed its name to “AgileThought, Inc.” on October 23, 2019 without satisfying the requirements set forth in Section 5.3 of the Guaranty and Collateral Agreement and in breach of a substantially similar covenant set forth in certain Second Lien Loan Documents and, as a result, Events of Default have occurred and are continuing under Sections 13.1.3 and 13.1.5 of the Credit Agreement (collectively, the “Specified Defaults”). Each Loan Party agrees and confirms that the Specified Defaults are the only Events of Default outstanding as of the date hereof. Subject to the satisfaction of the conditions precedent set forth in Section 4 below, the Lenders and the Administrative Agent hereby waive such Specified Defaults under the Credit Agreement; provided, however, that such waiver shall only apply to the Specified Defaults, and any other Events of Default, whether now existing or hereafter occurring, shall not be subject to or receive the benefit of such waiver. The Lenders and the Administrative Agent waive any requirement that default interest be paid in respect of the Specified Defaults waived hereunder. The parties hereto agree that the foregoing does not establish a custom or course of dealing among the Administrative Agent, the Lenders, the Loan Parties or any other Person. For the avoidance of doubt, if this Amendment does not become effective pursuant to Section 4 hereof and/or this Amendment otherwise terminates prior to its effectiveness, nothing herein shall serve as a waiver by the Lenders of any Event of Default, and the Lenders reserve all rights and remedies with respect to any Event of Default.

Section 3. Definitions. All capitalized term used herein and not otherwise defined herein shall have the meanings given to them in the Credit Agreement as amended hereby.

Section 4. Conditions Precedent to Effectiveness of Amendment. This Amendment shall become effective upon the satisfaction of each of the following conditions (the date on which all such conditions precedent have been satisfied or waived in writing by Administrative Agent and the Lenders is called the “Amendment Effective Date”):

4.1 Administrative Agent shall have received a copy of this Amendment signed by the Loan Parties, the Administrative Agent and the Lenders;

4.2 Administrative Agent has received a fully executed copy of First Amended and Restated Credit Agreement, dated as of the date of this Amendment, amending and restating in its entirety the Second Lien Loan Agreement;

4.3 Administrative Agent has received a copy of (i) the ratification, acknowledgment and agreeing agreement (Convenio de Ratificación, Reconocimiento y Consentimiento) to the Mexican Security Trust and (ii) the ratification, acknowledgment and agreeing agreement (Convenio de Ratificación, Reconocimiento y Consentimiento) to the Mexican Administration Trust.

4.4 for Ultimate Holdings, Administrative Agent shall have received the following, each in form and substance satisfactory to Administrative Agent in its reasonable discretion (a) that Person’s charter (or similar formation document), certified by the appropriate Governmental Authority, (b) good standing certificates in that Person’s state of incorporation (or formation), (c) that Person’s bylaws (or similar governing document), (d) resolutions of its board of directors (or similar governing body) approving and authorizing that Person’s execution, delivery, and performance of the Loan Documents to which it is party and the transactions contemplated thereby, and (e) signature and incumbency certificates of that Person’s officers and/or managers executing any of the Loan Documents (which certificates Administrative Agent and each Lender may conclusively rely on until formally advised by a like certificate of any changes in any such certificate), all certified by its secretary or an assistant secretary (or similar officer) as being in full force and effect without modification;

4.5 Administrative Agent shall have received certified copies of Uniform Commercial Code search reports dated a date reasonably near to the Amendment Effective Date, listing all effective financing statements which name Ultimate Holdings under its present name and any previous names as a debtor, together with copies of such financing statements;

4.6 Administrative Agent shall have received evidence of payment by the Borrowers of all accrued and unpaid fees, costs and expenses incurred prior to or on the Amendment Effective Date, including all Attorney Costs of the Administrative Agent incurred prior to or on the Amendment Effective Date;

4.7 all representations and warranties set forth in Section 5 hereof are true and correct;

4.8 Administrative Agent has received evidence reasonably satisfactory to it that the Permitted Earn-out Obligations listed on Schedule 11.1(e) to the Credit Agreement in respect of Extend and Entrepids shall have been paid in full with proceeds of the Second Lien Debt on or prior to the Amendment Effective Date; and

4.9 Administrative Agent has received a fully executed copy of Consent to Intercreditor and Subordination Agreement, dated as of the date of this Amendment, providing for the Administrative Agent’s consent and acknowledgment with respect to certain provisions in the Second Lien Intercreditor Agreement.

Section 5. Representations and Warranties. To induce the Administrative Agent and the Lenders to execute this Amendment, each Loan Party hereby represents and warrants to the Administrative Agent and the Lenders as follows:

5.1 the execution, delivery and performance of this Amendment by the Loan Parties has been duly authorized, and this Amendment constitutes the legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms, except as the enforceability may be limited by bankruptcy, insolvency and similar laws affecting the enforceability of creditors’ rights generally and to general principles of equity;

5.2 the execution, delivery and performance of this Amendment by each Loan Party does not require any consent or approval of any governmental agency or authority (other than (i) any consent or approval which has been obtained and is in full force and effect, or (ii) where the failure to obtain such consent would not reasonably be expected to result in a Material Adverse Effect);

5.3 after giving effect to this Amendment and the transactions contemplated hereby, each of the representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects (unless any such representation or warranty is by its terms qualified by concepts of materiality, in which case that representation or warranty is true and correct in all respects) with the same effect as if then made (except to the extent stated to relate to a specific earlier date, in which case that representation or warranty is true and correct in all material respects or in all respects, as applicable, as of that earlier date); and

5.4 after giving effect to this Amendment and the transactions contemplated hereby, no Default or Event of Default has occurred and is continuing or would result from the execution and effectiveness of this Amendment.

Section 6. Ratification and Reaffirmation. Each Loan Party hereby ratifies and confirms the Credit Agreement and each other Loan Document to which it is a party, each of which shall remain in full force and effect according to their respective terms, as amended hereby. In connection with the execution and delivery of this Amendment and the other Loan Documents delivered herewith, each Loan Party, as borrower, debtor, grantor, mortgagor, pledgor, guarantor, assignor, obligor or in other similar capacities in which such Loan Party grants liens or security interests in its properties or otherwise acts as an accommodation party, guarantor, obligor or indemnitor or in such other similar capacities, as the case may be, in any case under any Loan Documents, hereby (a) ratifies, reaffirms, confirms and continues all of its payment and performance and other obligations, including obligations to indemnify, guarantee, act as surety, or as principal obligor, in each case contingent or otherwise, under each of such Loan Documents to which it is a party, (b) ratifies, reaffirms, confirms and continues its grant of liens on, or security interests in, and assignments of its properties pursuant to such Loan Documents to which it is a party as security for the Obligations, and (c) confirms and agrees that such liens and security interests secure all of the Obligations. Each Loan Party hereby consents to the terms and conditions of the Credit Agreement, as amended hereby. Each Loan Party acknowledges (i) that each of the Loan Documents to which it is a party remains in full force and effect, (ii) that each of the Loan Documents to which it is a party is hereby ratified, continued and confirmed, (iii) that any and all obligations of such Loan Party under any one or more such documents to which it is a party is hereby ratified, continued and reaffirmed, and (iv) that, to such Loan Party’s knowledge, there exists no offset, counterclaim, deduction or defense to any obligations described in this Section 6. This Amendment shall not constitute a course of dealing with the Administrative Agent or the Lenders at variance with the Credit Agreement or the other Loan Documents such as to require further notice by the Administrative Agent or the Lenders to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future.

Section 7. Miscellaneous.

7.1 Signatures; Effect of Amendment. By executing this Amendment, each of the Loan Parties is deemed to have executed the Credit Agreement, as amended hereby, as a Borrower and a Loan Party (or, in the case of the Holdings Companies and the Guarantors, solely as a Loan Party). All such Loan Parties, the Administrative Agent, and the Lenders acknowledge and agree that (a) nothing contained in this Amendment in any manner or respect limits or terminates any of the provisions of the Credit Agreement or any of the other Loan Documents other than as expressly set forth herein and further agree and acknowledge that the Credit Agreement (as amended hereby) and each of the other Loan Documents remain and continue in full force and effect and are hereby ratified and confirmed, and (b) other than as expressly set forth herein, the obligations under the Credit Agreement and the guarantees, pledges and grants of security interests created under or pursuant to the Credit Agreement and the other Loan Documents continue in full force and effect in accordance with their respective terms and the Collateral secures and shall continue to secure the Loan Parties’ obligations under the Credit Agreement (as amended hereby) and any other obligations and liabilities provided for under the Loan Documents. Except to the extent expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any rights, power or remedy of the Administrative Agent or the Lenders under the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document, nor constitute a novation of any of the Obligations under the Credit Agreement or obligations under the Loan Documents. This Amendment does not extinguish the indebtedness or liabilities outstanding in connection with the Credit Agreement or any of the other Loan Documents. No delay on the part of the Administrative Agent or any Lender in exercising any of their respective rights, remedies, powers and privileges under the Credit Agreement or any of the Loan Documents or partial or single exercise thereof, shall constitute a waiver thereof. None of the terms and conditions of this Amendment may be changed, waived, modified or varied in any manner, whatsoever, except in accordance with Section 15.1 of the Credit Agreement.

7.2 Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Delivery of the executed counterpart of this Amendment by telecopy or electronic mail shall be as effective as delivery of a manually executed counterpart to this Amendment.

7.3 Severability. The illegality or unenforceability of any provision of this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment or any instrument or agreement required hereunder.

7.4 Captions. Section captions used in this Amendment are for convenience only, and shall not affect the construction of this Amendment.

7.5 Entire Agreement. This Amendment embodies the entire agreement and understanding among the parties hereto and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof.

7.6 References. Any reference to the Credit Agreement contained in any notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise require. Reference in any of this Amendment, the Credit Agreement, or any other Loan Document to the Credit Agreement and the Guaranty and Collateral Agreement shall be a reference to the Credit Agreement and the Guaranty and Collateral Agreement as amended hereby and as may be further amended, modified, restated, supplemented or extended from time to time.

7.7 Governing Law. THIS AMENDMENT IS A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN THAT STATE, WITHOUT REGARD TO CONFLICT-OF-LAWS PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

7.8 Payment of Costs and Expenses. Each Loan Party, jointly and severally, agree pursuant to the terms of Section 15.5 of the Credit Agreement, to pay on demand all reasonable out-of- pocket costs and expenses of the Administrative Agent incurred in connection with the transactions contemplated hereby (including Attorney Costs and Taxes) in connection with the preparation, execution and delivery of this Amendment and the other Loan Documents.

7.9 Post-Closing Matters No later than ten (10) Business Days following the Amendment Effective Date (or such other later date as agreed to by the Agent, in their discretion), cause the key management and shareholders of the Loan Parties identified by the Agent to enter into employment or other agreements, governed by the law of the State of New York, containing customary provisions, including, without limitation, non-compete, nonsolicitation, and confidentiality, all on terms satisfactory to the Agent.

[Signatures Immediately Follow]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

BORROWERS: IT GLOBAL HOLDING LLC,
a Delaware limited liability company

By:	/s/ Manuel Senderos Fernández
Name:	Manuel Senderos Fernández
Title:	President

4TH SOURCE, LLC
a Delaware limited liability company

By:	/s/ Manuel Senderos Fernández
Name:	Manuel Senderos Fernández
Title:	President

AGILETHOUGHT, LLC
a Florida limited liability company

By:	/s/ Manuel Senderos Fernández
Name:	Manuel Senderos Fernández
Title:	Global Chief Executive Officer

AN EVOLUTION, S. DE R.L. DE C.V.
a sociedad de responsabilidad limitada de
capital variable incorporated under the laws
of Mexico

By:	/s/ Manuel Senderos Fernández
Name:	Manuel Senderos Fernández
Title:	Attorney-in-Fact

By:	/s/ Mauricio Garduño González Elizondo
Name:	Mauricio Garduño González Elizondo
Title:	Attorney-in-Fact

Signature page to Waiver and First Amendment

AN EXTEND, S.A. DE C.V.
a sociedad anonima de capital variable incorporated under the laws of Mexico

	By:	/s/ Manuel Senderos Fernández
	Name:	Manuel Senderos Fernández
	Title:	Attorney-in-Fact

	By:	/s/ Mauricio Garduño González Elizondo
	Name:	Mauricio Garduño González Elizondo
	Title:	Attorney-in-Fact

HOLDINGS COMPANIES:	AN GLOBAL LLC,
a Delaware limited liability company

	By:	/s/ Manuel Senderos Fernández
	Name:	Manuel Senderos Fernández
	Title:	President

AGILETHOUGHT, LLC (f/k/a AN
GLOBAL INC.),
a Delaware corporation

	By:	/s/ Manuel Senderos Fernández
	Name:	Manuel Senderos Fernández
	Title:	President

Signature page to Waiver and First Amendment

GUARANTORS:	4TH SOURCE HOLDING CORP.

By:	/s/ Manuel Senderos Fernández
Name:	Manuel Senderos Fernández
Title:	Sole Director

4TH SOURCE MEXICO, LLC

By:	4TH SOURCE, LLC, As Sole Member

By:	/s/ Manuel Senderos Fernández
Name:	Manuel Senderos Fernández
Title:	President

AGS ALPAMA GLOBAL SERVICES
USA, LLC

By:	QMX INVESTMENT HOLDINGS

USA, INC.
As: Sole Member

By:	/s/ Jorge Pliego Seguin
Name:	Jorge Pliego Seguin
Title:	Treasurer

AN USA

By:	/s/ Manuel Senderos Fernández
Name:	Manuel Senderos Fernández
Title:	President

Signature page to Waiver and First Amendment

QMX INVESTMENT HOLDINGS USA,
INC.

By:	/s/ Jorge Pliego Seguin
Name:	Jorge Pliego Seguin
Title:	Treasurer

ENTREPIDS TECHNOLOGY INC.

By:	/s/ Manuel Senderos Fernández
Name:	Manuel Senderos Fernández
Title:	Attorney-in-Fact

Signature page to Waiver and First Amendment

AGS ALPAMA GLOBAL SERVICES
MEXICO, S.A. DE C.V.

By:	/s/ Manuel Senderos Fernández
Name:	Manuel Senderos Fernández
Title:	Attorney-in-Fact

By:	/s/ Mauricio Garduño González Elizondo
Name:	Mauricio Garduño González Elizondo
Title:	Attorney-in-Fact

NORTH AMERICAN SOFTWARE,
SOCIEDAD ANONIMA PROMOTORA
DE INVERSION DE CAPITAL
VARIABLE

By:	/s/ Manuel Senderos Fernández
Name:	Manuel Senderos Fernández
Title:	Attorney-in-Fact

By:	/s/ Mauricio Garduño González Elizondo
Name:	Mauricio Garduño González Elizondo
Title:	Attorney-in-Fact

AN-DIGITAL, S.A. DE C.V.

By:	/s/ Manuel Senderos Fernández
Name:	Manuel Senderos Fernández
Title:	Attorney-in-Fact

By:	/s/ Mauricio Garduño González Elizondo
Name:	Mauricio Garduño González Elizondo
Title:	Attorney-in-Fact

AN DATA INTELLIGENCE, S.A. DE C.V.

By:	/s/ Manuel Senderos Fernández
Name:	Manuel Senderos Fernández
Title:	Attorney-in-Fact

By:	/s/ Mauricio Garduño González Elizondo
Name:	Mauricio Garduño González Elizondo
Title:	Attorney-in-Fact

ANZEN SOLUCIONES, S.A. DE C.V.

By:	/s/ Manuel Senderos Fernández
Name:	Manuel Senderos Fernández
Title:	Attorney-in-Fact

By:	/s/ Mauricio Garduño González Elizondo
Name:	Mauricio Garduño González Elizondo
Title:	Attorney-in-Fact

AN UX, S.A. DE C.V.

By:	/s/ Manuel Senderos Fernández
Name:	Manuel Senderos Fernández
Title: Attorney-in-Fact

By:	/s/ Mauricio Garduño González Elizondo
Name:	Mauricio Garduño González Elizondo
Title:	Attorney-in-Fact

Signature page to Waiver and First Amendment

FAKTOS INC., S.A.P.I. DE C.V.

By:	/s/ Manuel Senderos Fernández
Name: Manuel Senderos Fernández
Title: Attorney-in-Fact

By:	/s/ Mauricio Garduño González Elizondo
Name: Mauricio Garduño González Elizondo
Title:	Attorney-in-Fact

FACULTAS ANALYTICS, SOCIEDAD
ANONIMA PROMOTORA DE
INVERSION DE CAPITAL VARIABLE

By:	/s/ Manuel Senderos Fernández
Name:	Manuel Senderos Fernández
Title:	Attorney-in-Fact

By:	/s/ Mauricio Garduño González Elizondo
Name:	Mauricio Garduño González Elizondo
Title:	Attorney-in-Fact

NASOFT SERVICIOS
ADMINISTRATIVOS, S.A. DE C.V.

By:	/s/ Manuel Senderos Fernández
Name:	Manuel Senderos Fernández
Title:	Attorney-in-Fact

By:	/s/ Mauricio Garduño González Elizondo
Name:	Mauricio Garduño González Elizondo
Title:	Attorney-in-Fact

AGS NASOFT SERVICIOS
ADMINISTRATIVOS, S.A. DE C.V.

By:	/s/ Manuel Senderos Fernández
Name:	Manuel Senderos Fernández
Title:	Attorney-in-Fact

By:	/s/ Mauricio Garduño González Elizondo
Name:	Mauricio Garduño González Elizondo
Title:	Attorney-in-Fact

CUARTO ORIGEN, S. DE R.L. DE C.V.

By:	/s/ Manuel Senderos Fernández
Name:	Manuel Senderos Fernández
Title:	Attorney-in-Fact

By:	/s/ Mauricio Garduño González Elizondo
Name:	Mauricio Garduño González Elizondo
Title:	Attorney-in-Fact

ENTREPIDS MEXICO, S.A. DE C.V.

By:	/s/ Manuel Senderos Fernández
Name:	Manuel Senderos Fernández
Title:	Attorney-in-Fact

By:	/s/ Mauricio Garduño González Elizondo
Name:	Mauricio Garduño González Elizondo
Title:	Attorney-in-Fact

Signature page to Waiver and First Amendment

ADMINISTRATIVE AGENT:	MONROE CAPITAL MANAGEMENT
ADVISORS, LLC, as Administrative Agent

	By:	/s/ Jeffrey Cupples
	Name:	Jeffrey Cupples
	Title:	Managing Director

Signature page to Waiver and First Amendment

LENDER:	MONROE CAPITAL CORPORATION
in its capacity as a Lender

	By:	/s/ Jeffrey Cupples
	Name:	Jeffrey Cupples
	Title:	Managing Director

Signature page to Waiver and First Amendment

LENDER:	MONROE CAPITAL PRIVATE CREDIT
FUND III FINANCING SPV LLC,
in its capacity as a Lender

	By:	MONROE CAPITAL PRIVATE
CREDIT FUND III LP,
as Designated Manager

By: MONROE CAPITAL PRIVATE
CREDIT FUND III LLC,
its general partner as Assignee

	By:	/s/ Jeffrey Cupples
	Name:	Jeffrey Cupples
	Title:	Managing Director

Signature page to Waiver and First Amendment

LENDER:	MONROE CAPITAL PRIVATE CREDIT FUND I FINANCING SPV LLC, in its capacity as a Lender

By:	MONROE CAPITAL PRIVATE
CREDIT FUND I LP,
as Designated Manager

By:	MONROE CAPITAL PRIVATE
CREDIT FUND I LLC,
its general partner

By:	/s/ Jeffrey Cupples
Name:	Jeffrey Cupples
Title:	Managing Director

Signature page to Waiver and First Amendment

LENDER:	MONROE CAPITAL PRIVATE CREDIT FUND II FINANCING SPV LLC, in its capacity as a Lender

By:	MONROE CAPITAL PRIVATE
CREDIT FUND II LP,
as Designated Manager

By:	MONROE CAPITAL PRIVATE
CREDIT FUND II LLC,
its general partner

By:	/s/ Jeffrey Cupples
Name:	Jeffrey Cupples
Title:	Managing Director

Signature page to Waiver and First Amendment

LENDER:	MONROE CAPITAL PRIVATE CREDIT FUND III LP, in its capacity as a Lender

By: MONROE CAPITAL PRIVATE
CREDIT FUND III LLC,
its general partner

By:	/s/ Jeffrey Cupples
Name:	Jeffrey Cupples
Title:	Managing Director

Signature page to Waiver and First Amendment

LENDER:	MONROE CAPITAL PRIVATE CREDIT FUND III (UNLEVERAGED) LP, in its capacity as a Lender

By: MONROE CAPITAL PRIVATE
CREDIT FUND III LLC,
its general partner

By:	/s/ Jeffrey Cupples
Name:	Jeffrey Cupples
Title:	Managing Director

Signature page to Waiver and First Amendment

LENDER:	MONROE CAPITAL PRIVATE CREDIT FUND II (UNLEVERAGED) LP, in its capacity as a Lender

By: MONROE CAPITAL PRIVATE
CREDIT FUND II LLC,
its general partner

By:	/s/ Jeffrey Cupples
Name:	Jeffrey Cupples
Title:	Managing Director

Signature page to Waiver and First Amendment

LENDER:	MONROE CAPITAL PRIVATE CREDIT FUND A LP, in its capacity as a Lender

By:	MONROE CAPITAL PRIVATE
CREDIT FUND A LLC,
its general partner

By:	/s/ Jeffrey Cupples
Name:	Jeffrey Cupples
Title:	Managing Director

Signature page to Waiver and First Amendment

LENDER:	MONROE PRIVATE CREDIT FUND A FINANCING SPV LLC, in its capacity as a Lender

By:	MONROE PRIVATE CREDIT FUND A LP, as its Designated Manager

By:	MONROE PRIVATE CREDIT FUND A LP, as its general partner

By:	/s/ Jeffrey Cupples
Name:	Jeffrey Cupples
Title:	Managing Director

Signature page to Waiver and First Amendment

LENDER:	MONROE CAPITAL PRIVATE CREDIT FUND I LP, in its capacity as a Lender

By: MONROE CAPITAL PRIVATE
CREDIT FUND I LLC,
its general partner

By:	/s/ Jeffrey Cupples
Name:	Jeffrey Cupples
Title:	Managing Director

Signature page to Waiver and First Amendment

LENDER:	MONROE CAPITAL PRIVATE CREDIT FUND II LP, in its capacity as a Lender

By: MONROE CAPITAL PRIVATE
CREDIT FUND II LLC,
its general partner

By:	/s/ Jeffrey Cupples
Name:	Jeffrey Cupples
Title:	Managing Director

Signature page to Waiver and First Amendment

LENDER:	MONROE CAPITAL FUND SV S.A.R.L., ACTING IN RESPECT OF ITS FUND III (UNLEVERAGED) COMPARTMENT, in its capacity as a Lender

By:	MONROE CAPITAL MANAGEMENT ADVISORS LLC, as Investment Manager

By:	/s/ Jeffrey Cupples
Name:	Jeffrey Cupples
Title:	Managing Director

Signature page to Waiver and First Amendment

LENDER:	MONROE CAPITAL PRIVATE CREDIT FUND III (LUX) FINANCING HOLDCO LP, in its capacity as a Lender

By:	MONROE CAPITAL PRIVATE CREDIT FUND III (LUX) FINANCING HOLDCO GP LLC, its General Partner

By:	MONROE CAPITAL MANAGEMENT ADVISORS LLC, as Manager

By:	/s/ Jeffrey Cupples
Name:	Jeffrey Cupples
Title:	Managing Director

Signature page to Waiver and First Amendment

LENDER:	MONROE CAPITAL PRIVATE CREDIT FUND III (LUX) FINANCING SPV LP, in its capacity as a Lender

By:	MONROE CAPITAL PRIVATE CREDIT FUND III (LUX) FINANCING SPV GP LLC, its General Partner

By:	MONROE CAPITAL MANAGEMENT ADVISORS LLC, as Manager

By:	/s/ Jeffrey Cupples
Name:	Jeffrey Cupples
Title:	Managing Director

Signature page to Waiver and First Amendment

LENDER:	MONROE CAPITAL FUND SV S.A.R.L., ACTING IN RESPECT OF ITS MARSUPIAL COMPARTMENT

By:	MONROE CAPITAL MANAGEMENT ADVISORS LLC, as Investment Manager

By:	/s/ Jeffrey Cupples
Name:	Jeffrey Cupples
Title:	Managing Director

Signature page to Waiver and First Amendment

LENDER:	MONROE CAPITAL MML CLO 2017-1, LTD.,

By:	MONROE CAPITAL MANAGEMENT LLC, as Collateral Manager Attorney-in- Fact

By:	/s/ Jeffrey Williams
Name:	Jeffrey Williams
Title:	Managing Director

Signature page to Waiver and First Amendment

LENDER:	MONROE CAPITAL MML CLO VI, LTD.

By:	MONROE CAPITAL MANAGEMENT LLC, as Asset Manager and Attorney-in-Fact

By:	/s/ Jeffrey Williams
Name:	Jeffrey Williams
Title:	Managing Director

Signature page to Waiver and First Amendment

LENDER:	MONROE CAPITAL MML CLO VII, LTD.

By:	MONROE CAPITAL ASSET MANAGEMENT LLC, as Collateral Manager and Attorney-in-Fact

By:	/s/ Jeffrey Williams
Name:	Jeffrey Williams
Title:	Managing Director

Signature page to Waiver and First Amendment

LENDER:	MONROE CAPITAL MML CLO VIII, LTD.

By:	MONROE CAPITAL ASSET MANAGEMENT LLC, as Servicer and Attorney-in-Fact

By:	/s/ Jeffrey Williams
Name:	Jeffrey Williams
Title:	Managing Director

Signature page to Waiver and First Amendment

ANNEX I

Schedules